EXHIBIT 99.1
Exelon Nuclear - Value Driven Christopher M. Crane President & Chief Nuclear Officer, Exelon Nuclear UBS Natural Gas & Electric Utilities Conference New York, New York February 28, 2007

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

The Exelon Story - Value Driven Premier U.S. nuclear generator uniquely positioned to capture market opportunities through operational and commercial excellence Primary source of Exelon's value going forward ~9% annual operating EPS growth since inception Continued strong growth trend through 2011 Strong balance sheet and financial discipline Realigning value return framework Experienced management team Predictable source of earnings through transition period; preparing for 2011 Completed the transition to a "wires-only" business with a regulatory recovery plan in place

2006 Highlights Solid financial operating EPS results Higher generation margins Strong nuclear and fossil performance Higher O&M costs ICC approved IL auction Completed ComEd ring-fencing DST rehearing results ICC approved residential rate phase-in plan 2006: 4% growth in operating earnings, 10% growth in weather- normalized operating earnings compared to 2005 (1) Excludes $0.12 per share favorable impact vs normal in 2005 and $0.07 per share unfavorable impact vs normal in 2006, based on Exelon models 2006 Financial Performance 2000 2001 2002 2003 2004 2005 2006 East 1.93 2.24 2.41 2.61 2.78 3.1 3.22 ~9% Average Annual Growth Operating Earnings per Share 2005 Actual 2005 Actual 2006 Actual 2007 Guidance Adjusted (non-GAAP) EPS Adjusted (non-GAAP) EPS Operating $3.10 $3.10 $3.22 $4.00 - $4.30 Weather Normalized (1) $2.98 $2.98 $3.29

Multi-Regional, Diverse Company Note: Megawatts based on Exelon Generation's ownership as of 12/31/06 Midwest Capacity Owned: 11,389 MW Contracted: 4,791 MW Total: 16,180 MW ERCOT/South Capacity Owned: 2,299 MW Contracted: 2,900 MW Total: 5,199 MW New England Capacity Owned: 622MW Mid-Atlantic Capacity Owned: 11,233MW Total Capacity Owned: 25,543 MW Contracted: 7,691 MW Total: 33,234 MW Electricity Customers: 1.6M Gas Customers: 0.5M Electricity Customers: 3.8M Generating Plants %MW Nuclear Hydro Coal/Oil/Gas Base-load Intermediate Peaker 51 5 10 10 24

Exelon Generation's Value Proposition Large, low-cost, low-emissions, well-run nuclear fleet Sustained operating and financial excellence Complementary and flexible fossil and hydro fleet Track record of improving asset performance Generation business is uniquely positioned to capture value through: Focusing on fundamentals of operating excellence and cost management Realizing upside from expiration of below-market contracts in Illinois and Pennsylvania Improving power market fundamentals Leveraging the advantages of size and scale Capturing market opportunities through operational excellence

Track Record of Nuclear Excellence Exelon Nuclear has implemented its Management Model in 20 units, with sustained excellent results Capacity factor is consistently high Production cost shows similar results Sustainability of Exelon Model The Exelon Nuclear model is sustainable and scalable 1998 1999 2000 2001 2002 2003 2004 2005 2006 Unicom 64.88140641 89.59640843 94.37956501 93.85704678 PECO 85.68843377 93.09515073 94.19145057 93.85704678 AmerGen 55.32715176 80.08022081 87.29569979 93.85704678 Exelon 93.85704678 92.71109321 93.16393546 93.56327136 93.44230558 93.9 PSEG 80.84978756 83.28743286 86.4037593 89.23563154 91.09913704 86.17144839 76.98987036 PSEG with NOSC* 76.98987036 89.05903423 92.7 * Nuclear Operating Services Contract

Superior Nuclear Operating Performance Range of Nuclear Capacity Factors (2001-2005) Sources: Platt's, Nuclear News, NRC and Department of Energy EXC 93.1% - 5-year Average Exelon Nuclear's sustained reliability is a competitive advantage

Nuclear Performance - Refueling Range of Nuclear Refueling Outage Durations (2001-2005) Source: Platt's; excludes steam generator replacement and reactor head replacement outages Exelon Nuclear's refueling excellence drives higher generation EXC 25 days Refueling Outage Duration (# days)

Nuclear Performance - Fuel Costs 2005 2006 2007 2008 2009 2010 2011 Contracted Supply 12508 8630 9765 7497 9309 7459 4260 2003 Demand Projection 13300 12900 Current Demand Projection 8407 9765 7497 9378 8370 7874 2007 2008 2009 2010 2011 Exelon average re-load price 20 29 44 55 75 projected market price 80 71 56 45 25 Uranium Conversion Enrichment Fabrication Tax/Interest Nuclear Waste Fund 0.21 0.04 0.4 0.16 0.01 0.18 Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium demand by 25% Contracting strategy protects us and ensures we are significantly below current spot market prices through 2011 Uranium is small component of total production cost Expect long term price to decrease due to increasing supply; stabilize based on cost of production Exelon Nuclear is managing fuel costs

Nuclear Going Forward Exelon's conditions for new build remain unchanged; economics must be right Recently announced intent to file Construction & Operating License (COL) in ERCOT by end of 2008 Preserves option to participate in Energy Policy Act incentives Supports NRC resource planning New nuclear designs offer improved features, passive safety systems, competitive capital costs and shorter construction times ERCOT is an attractive market for new nuclear Exelon's phased approach allows for go/no-go decisions at major funding/commitment milestones Support for new nuclear is the right public policy Emerging consensus is clear: carbon and security of supply promote nuclear Individual company investment decisions will consider all criteria

Cost Management Exelon Nuclear's costs are consistently low Sustained leadership in production cost year-over-year Advantages of size and scale Ongoing focus on cost management All nuclear operators are facing upward cost pressures Pensions and benefits Materials and services Fuel, security, and regulatory Exelon Nuclear's ability to manage costs continues to be an industry benchmark

Summary Well-run generating fleet Significant nuclear cost advantage Focus on the fundamentals Well-positioned to respond to market demand Scalable management model Deep management and technical bench Sustained track record of performance

Appendix

'06 Earnings(1): $1,275M '07E Earnings(3): $2,280 - $2,420M '06 EPS(1): $1.88 '07 EPS Guidance(3): $3.40 - $3.60 Credit Rating(4): BBB+ The Exelon Companies Pennsylvania Utility Illinois Utility Nuclear, Fossil, Hydro, & Renewable Generation Power Marketing '06 Earnings(1): $528M $455M '07E Earnings(3): $65 - $125M $400 - $420M '06 EPS(1): $0.78 $0.67 '07 EPS Guidance(3): $0.10 - $0.20 $0.60 - $0.65 Credit Ratings(4): BBB A- '06 Operating Earnings(1): $2.2B '07E Operating Earnings(3): $2.7 - $2.9B '07 EPS Guidance(2): $4.00 - $4.30 Assets (12/31/06): $44.3B Credit Rating(4): BBB (1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS (2) 2007 Operating EPS guidance presented on 12/12/2006 (3) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share (4) Standard & Poor's senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO

Announced Nuclear Projects

Company	Owner	Site	State	Type of Site	Technology	MWs	COL Submission Date
NuStart	TVA/Southern	Bellefonte	Alabama	Characterized site	AP1000 (2 units)	2,234	Oct-07
NuStart	Entergy	Grand Gulf	Mississippi	Operating Nuclear Site	ESBWR (1 unit)	1,520	Nov-07
Dominion	Dominion	North Anna	Virginia	Operating Nuclear Site	ESBWR (1 unit)	1,520	Nov-07
Constellation	Constellation	Calvert Cliffs	Maryland	Operating Nuclear Site	EPR (2 units)	3,200	Q4 07
Constellation	Constellation	Nine Mile Point	New York	Operating Nuclear Site	EPR (2 units)	3,200	Q4 07
Duke	Duke/Southern	Lee (Cherokee)	South Carolina	Characterized site	AP1000 (2 units)	2,234	Oct-07
Entergy	Entergy	River Bend	Louisiana	Operating Nuclear Site	ESBWR (1 unit)	1,520	May-08
Progress	Progress	Harris	North Carolina	Operating Nuclear Site	AP1000 (2 units)	2,234	Oct-07
Progress	Progress	Levy Co	Florida	Greenfield	TBD	TBD	Jul-08
SCEG	SCANA/Santee Cooper	Summer	South Carolina	Operating Nuclear Site	AP1000 (2 units)	2,234	Oct-07
Southern	Southern	Vogtle	Georgia	Operating Nuclear Site	AP1000 (2 units)	2,234	Mar-08
FPL	FPL	TBD	Florida	TBD	TBD	TBD	TBD
NRG Energy	NRG	South Texas Proj.	Texas	Operating Nuclear Site	ABWR (2 units)	2,700	mid-2007
TXU Energy	TXU Energy	Comanche Peak	Texas	Operating Nuclear Site	TBD	2,000	Dec-08
TXU Energy	TXU Energy	TBD	Texas	TBD	TBD	2-6,000	Dec-08
Exelon	Exelon	TBD	Texas	TBD	TBD	TBD	Dec-08
Amarillo Power	TBD	TBD	Texas	Greenfield	TBD	TBD	2008
DTE	TBD	Fermi	Michigan	Operating Nuclear Site	TBD	TBD	2008
Alternate Energy Holdings	TBD	Bruneau	Idaho	Greenfield	TBD	TBD	2008
Fresno Nuclear Energy Group	TBD	San Joaquin Valley	California	Greenfield	EPR	TBD	TBD

16 companies and consortia are considering new build, totaling more than 40,000 MWs

16

Energy Policy Act - Nuclear Incentives Production Tax Credit (PTC) $18 per MWh, 8 year PTC for first 6,000 MWe of new capacity Cap of $125M per 1,000 MWe of capacity per year Protects against a decrease in market prices and revenues earned Significantly improves EPS Benefit will be allocated/ prorated among those who: File COL by year-end 2008 Begin construction (first safety-related concrete) by 1/1/2014 Place unit into service by 1/1/2021 Government Loan Guarantee Results in ability to obtain non-recourse project financing Up to 80% of the project cost, repayment within 30 years or 90% of the project life Need clarification of implementation specifics Availability of funds to nuclear projects at risk given latest program guidelines Regulatory Delay "Backstop" "Insurance" protecting against regulatory delays in commissioning a completed plant First two reactors would receive immediate "standby interest coverage" including replacement power up to $500M The next four reactors would be covered up to $250M after six months of delay Energy Policy Act provides financial incentives and reduced risk by way of production tax credits and loan guarantees

Nuclear Operating Services Contract PSEG Nuclear Operating Services Contract (NOSC) Salem and Hope Creek have demonstrated significant performance improvement under NOSC 96% 2006 site capacity factor 18% improvement in capacity factor since 2004 World and site record-setting refueling outage performance 25% reduction in O&M spending since 2004 Resolution of long-standing equipment issues Returned to normal NRC oversight after 3 years of increased scrutiny "Termination Transition Period" has been invoked under terms of NOSC Orderly planned transition to terminate services and management support to PSEG

GAAP EPS Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP Earnings Reconciliation Year Ended December 31, 2006 (in millions) ExGen ComEd PECO Other Exelon 2006 GAAP Reported Earnings (Loss) $1,407 $(112) $441 $(144) $1,592 Mark-to-market (61) 3 - - (58) Investments in synthetic fuel-producing facilities - - - 24 24 Charges associated with now terminated merger with PSEG 8 4 10 36 58 Severance charges 9 4 4 1 18 Nuclear decommissioning obligation reduction (89) - - - (89) Recovery of debt costs at ComEd - (52) - - (52) Impairment of ComEd's goodwill - 776 - - 776 Recovery of severance costs at ComEd - (95) - - (95) Impairment of Generation's investments in TEG and TEP 1 - - - 1 2006 Adjusted (non-GAAP) Operating Earnings (Loss) $1,275 $528 $455 $(83) $2,175 Note: Amounts may not add due to rounding

GAAP EPS Reconciliation Year Ended December 31, 2006 ExGen (1) ComEd (1) PECO (1) Other (1) Exelon 2006 GAAP Reported EPS $2.08 (0.17) 0.65 (0.21) $2.35 Mark-to-market (0.09) - - - (0.09) Investments in synthetic fuel-producing facilities - - - 0.04 0.04 Charges related to proposed merger with PSEG 0.01 0.01 0.01 0.05 0.09 Severance charges 0.01 0.01 0.01 - 0.03 Nuclear decommissioning obligation reduction (0.13) - - - (0.13) Recovery of debt costs at ComEd - (0.08) - - (0.08) Impairment of ComEd's goodwill - 1.15 - - 1.15 Recovery of Severance Costs at ComEd - (0.14) - - (0.14) 2006 Adjusted (non-GAAP) Operating EPS $1.88 $0.78 0.67 (0.11) $3.22 Note: Amounts may not add due to rounding Amounts shown per Exelon share and represent contributions to Exelon's EPS

2006 Results and 2007 Outlook Exelon's 2006 results and outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: Mark-to-market adjustments from non-trading activities Investments in synthetic fuel-producing facilities Certain costs associated with the terminated merger with PSEG (2006 only) Significant impairments of intangible assets, including goodwill Significant changes in decommissioning obligation estimates Certain severance and severance-related charges Losses on extinguishments of long-term debt as well as previously incurred severance costs to be recovered by ComEd as approved in ICC rate orders Impairment of Generation's investments in TEG and TEP Other unusual items, including any future changes to GAAP GAAP Guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Exelon Investor Relations Contacts Inquiries concerning this presentation should be directed to: Exelon Investor Relations 10 South Dearborn Street Chicago, Illinois 60603 312-394-2345 312-394-4082 (Fax) For copies of other presentations, annual/quarterly reports, or to be added to our email distribution list please contact: Felicia McGowan, Executive Admin Coordinator 312-394-4069 Felicia.McGowan@ExelonCorp.com Investor Relations Contacts: JaCee Burnes, Director 312-394-2948 JaCee.Burnes@ExelonCorp.com Marybeth Flater, Manager 312-394-8354 Marybeth.Flater@ExelonCorp.com Len Epelbaum, Principal Analyst 312-394-7356 Len.Epelbaum@ExelonCorp.com